UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2026

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022
__________________________________________________________________________________________________________________________________________________________________________
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPAP	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
Information regarding quarterly results of National Healthcare Properties, Inc. (the “Company”) included under Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein. The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2026, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, providing for the authorization of up to 100,000,000 shares of Class A common stock, par value $0.01 per share (the “Class A common stock”). The Class A common stock has been authorized in connection with the Company’s proposed public offering of Class A common stock (the “Offering”). The terms of the Class A common stock are identical to the terms of the Company’s common stock, except that each share of Class A common stock will automatically convert into one share of common stock 180 days after the pricing of the Offering, if completed.
The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Preliminary Estimates for the Quarter Ended March 31, 2026

Based on the Company’s preliminary estimates as of the date of this Current Report on Form 8-K, management currently expects to report the following for the quarter ended March 31, 2026:

For the Company’s senior housing operating properties (“SHOP”) segment, on a same store basis:

•Average occupancy of approximately 83.8% for the quarter ended March 31, 2026, as compared to 84.6% for the quarter ended December 31, 2025 and 81.0% for the quarter ended March 31, 2025;
•Revenue per occupied room (RevPOR) of between $6,275 and $6,325 for the quarter ended March 31, 2026, as compared to $6,107 for the quarter ended December 31, 2025 and $6,071 for the quarter ended March 31, 2025; and
•Cash NOI Margin (as defined below) of between 21.0% and 22.0% for the quarter ended March 31, 2026, as compared to 20.8% for the quarter ended December 31, 2025 and 19.4% for the quarter ended March 31, 2025.

For the Company’s outpatient medical facility (“OMF”) segment, on a same store basis:

•Ending occupancy of approximately 94.0% as of March 31, 2026, as compared to 94.0% as of December 31, 2025 and 93.5% as of March 31, 2025.

“Cash NOI Margin” means cash net operating income (as described in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”)) divided by revenue from tenants or residents excluding net amortization of above- and below- market lease and lease intangibles. Cash NOI Margin is a non-GAAP financial measure presented as supplemental disclosure. The Company cannot provide estimated ranges for the most directly comparable GAAP measure without unreasonable efforts because of the uncertainty around certain items that may impact such GAAP measure, including rent adjustments, accretion of market lease and other intangibles and non-cash adjustments, that are not within its control or cannot be reasonably predicted.

These preliminary estimates are subject to change upon completion of the Company’s financial statements for the quarter ended March 31, 2026. The preliminary financial data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. The Company’s independent registered public accounting firm has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data and, accordingly, does not express an opinion or any other form of assurance with respect to such information.

The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act except as set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in forward-looking statements. Such forward-looking statements include, but are not limited to, results of operations, completion of the Offering, market and other expectations, objectives and intentions, as well as any other statements that are not historical facts.

The Company’s potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in the 2025 Form 10-K and all other filings with the Securities and Exchange Commission after that date. The Company disclaims any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1
Articles Supplementary relating to the designation of shares of Class A Common Stock, dated April 10, 2026 (filed as an exhibit to the Company’s Registration Statement on Form S-11 filed with the SEC on April 13, 2026 and incorporated by reference herein)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: April 13, 2026	By:	/s/ Andrew T. Babin
Andrew T. Babin Chief Financial Officer and Treasurer